Exhibit 10.2

FHA FORM NO. 4165-D
(CORPORATE)
Rev. November 1974

MORTGAGE NOTE

$3,721,500.00	Vandalia, Ohio as of January 1, 2012

FOR VALUE RECEIVED, the undersigned; HEARTH & HOME OF VANDALIA, INC. an Ohio corporation, promises to pay to RED MORTGAGE CAPITAL, LLC, a Delaware limited liability company, or order, at its principal place of business at Two Miranova Place, 12th Floor, Columbus, Ohio 43215 or at such other place as may be designated in writing by the Holder of this Mortgage Note, the principal sum of THREE MILLION SEVEN HUNDRED TWENTY-ONE THOUSAND FIVE HUNDRED AND 00/100THS DOLLARS ($3,721,500.00), with interest thereon from the date hereof at the rate of Three and Seventy Four Hundredths per centum (3.74%) per annum on the unpaid balance until paid. The principal and interest shall be payable in monthly installments as follows:

Interest alone shall be due and payable on the first day of February, 2012. Thereafter, commencing on the first day of March, 2012, installments of principal and interest shall be due and payable in the sum of Seventeen Thousand Four Hundred Fifty Three and 72/100ths Dollars ($17,453.72) each, such payments to continue monthly thereafter on the first day of each succeeding month until the entire indebtedness has been paid in full. In any event, the balance of principal (if any) remaining unpaid, plus accrued interest, shall be due and payable on May 1, 2041. The installments of principal and interest shall be applied first to interest at the rate aforesaid upon the principal sum or so much thereof as shall from time to time remain unpaid, and the balance thereof shall be applied on account of principal.

This Mortgage Note is secured by a Mortgage Deed upon real estate in Vandalia, Montgomery County, Ohio, and is to be construed according to the laws of the State of Ohio.

If default be made in the payment of any installment under this Mortgage Note, and if such default is not made good prior to the due date of the next such installment, the entire principal sum and accrued interest shall at once become due and payable without notice, at the option of the Holder of this Mortgage Note. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. In the event of default in the payment of this Mortgage Note, and if the same is collected by an attorney at law, the undersigned hereby agree(s) to pay all costs of collection, including a reasonable attorney’s fee.

In the event any installment or part of any installment due hereunder becomes delinquent for more than fifteen (15) days, there shall be due, at the option of the Holder, in addition to other sums due hereunder, a sum equal to two percent (2%) of the amount of such delinquent installment (including principal and interest). Late charges must be separately charged to and collected from the Maker and cannot be deducted from any regular monthly installment, or collected from any reserve, escrow, residual receipts funds, or from any interest accruals thereto. Whenever under the law of the jurisdiction where the property is located, the amount of any such late charge is considered to be additional interest, this provision shall not be effective if the rate of interest specified in this Note, together with the amount of the late charge, would aggregate an amount in excess of the maximum rate of interest permitted and would constitute usury.

Prepayment of this Mortgage Note is subject to the terms and provisions set forth in the Allonge #1 attached hereto and incorporated herein by this reference.

All parties to this Mortgage Note, whether principal, surety, guarantor, or endorser hereby waive presentment for payment, demand, protest, notice of protest, and notice of dishonor.

Notwithstanding any other provision contained in this Note, it is agreed that the execution of this Note shall impose no personal liability on the Maker hereof for payment of the indebtedness evidenced hereby and in the event of a default, the Holder of this Note shall look solely to the “Collateral” (defined below) in satisfaction of the indebtedness evidenced hereby and will not seek or obtain any deficiency or personal judgment against the Maker hereof except such judgment or decree as may be necessary to foreclose and/or bar its interest in the Collateral except as set out in the Mortgage Deed of even date given to secure this Note. As used herein, “Collateral” shall mean and include (i) the property subject to the Mortgage Deed and to the rents, issues and profits thereof; (ii) the tangible and intangible property described in any and all security agreements (whether executed by the Maker, any lessee or operator of the property that is subject to the Mortgage Deed or any portion thereof, or any other party) which now or hereafter secure this Note and the proceeds and products thereof; (iii) any and all escrows and reserves now or hereafter required by the Holder of this Note and/or the Secretary of Housing and Urban Development in connection with the property subject to the Mortgage Deed (including, to the extent applicable, replacement reserves accounts, residual receipts accounts, escrows for insurance premiums, mortgage insurance premiums, ground rents, taxes, assessments, utility charges and other impositions, and escrows for working capital, operating deficits, repairs, latent defects, and offsite improvements); and (iv) any and all property now or hereafter mortgaged, pledged, conveyed or assigned to secure payment of this Note and the rents, issues, profits, proceeds and products thereof.

Signed and sealed as of the day and year first above written.

HEARTH & HOME OF VANDALIA, INC.
an Ohio corporation

By:	/s/ David A. Tenwick
David A. Tenwick
Secretary

ACKNOWLEDGMENT

THIS IS TO CERTIFY that this is the Mortgage Note described in and secured by a Mortgage Deed of even date herewith and in the same principal amount as herein stated and secured by real estate situated in Vandalia, Montgomery County, Ohio.

Dated as of this 26 day of January, 2012.

[SEAL]	/s/ John P. Wilkerson
Notary Public
My Commission Expires:

[NOTE PANEL ON THE FOLLOWING PAGE]

JOHN P. WILKERSON, Attorney At Law NOTARY PUBLIC, STATE OF OHIO My commission has no expiration date. Section 147.03 R.C.

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STATE OF OHIO
LOAN NO. 046-43057

Mortgage Note

HEARTH & HOME OF VANDALIA, INC.

TO

RED MORTGAGE CAPITAL, LLC

No. 046-43057

Insured under §232/223(a)(7) of the National Housing Act and Regulations thereunder

In effect on November 30, 2011.

A total sum of $3,721,500.00 has been approved for Insurance hereunder by the Secretary of Housing and Urban Development acting by and through the Federal Housing Commissioner

By
(Authorized Agent)

Date	January , 2012

*For purposes of compliance with Section 223(a)(7)(A)(iv) of the National Housing Act, the contract of mortgage insurance regarding FHA Project No. 046-43044 is transferred to FHA Project No. 046-43057, and said contract of mortgage insurance is hereby amended to reflect the terms, conditions and provisions of the FHA Firm Commitment for Project No. 046-43057 dated November 30, 2011, and the National Housing Act as evidenced by the Federal Housing Commissioner’s endorsement for insurance of this Deed of Trust Note dated as of January 1, 2012, executed by HEARTH & HOME OF VANDALIA, INC., an Ohio corporation, (Maker), and payable to RED MORTGAGE CAPITAL, LLC, in the amount of $3,721,500.00

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ALLONGE #1
TO MORTGAGE NOTE OF
HEARTH & HOME OF VANDALIA, INC. (“Maker”)
TO
RED MORTGAGE CAPITAL, LLC (“Holder”)
IN THE ORIGINAL PRINCIPAL SUM OF $3,721,500.00
DATED AS OF January 1, 2012

1.             This Allonge #1 to Mortgage Note (this “Allonge”) is attached to and made a part of the Mortgage Note from HEARTH & HOME OF VANDALIA, INC. (the “Maker”), to RED MORTGAGE CAPITAL, LLC (the “Holder”) dated as of January 1, 2012 (the “Note”).

2.             Except as provided in Paragraphs 3, and 4 below, Maker may not prepay any sums due under this Mortgage Note (the “Note”) prior to March 1, 2014. Commencing on March 1, 2014, Maker may prepay, upon thirty (30) days advance written notice to the Holder, the indebtedness evidenced by this Note, in whole or in an amount equal to one or more monthly installments of the principal next due, on the last day of any month, provided such prepayment is accompanied by the applicable prepayment premium (expressed as a percentage of the principal amount so prepaid) set forth below:

Prepayment Period	Prepayment Premium

March 1, 2014 through February 28, 2015	8%
March 1, 2015 through February 29, 2016	7%
March 1, 2016 through February 28, 2017	6%
March 1, 2017 through February 28, 2018	5%
March 1, 2018 through February 28, 2019	4%
March 1, 2019 through February 29, 2020	3%
March 1, 2020 through February 28, 2021	2%
March 1, 2021 through February 28, 2022	1%
March 1, 2022 and thereafter	None

All such prepayments, including the principal sum so prepaid, interest thereon to and including the date of such prepayment and the prepayment premium due in connection therewith, shall be in immediately available Federal Funds.

3.             Notwithstanding any prepayment prohibition imposed and/or premium required by Paragraph 2 of this Allonge #1 with respect to voluntary prepayments made prior to March 1, 2021, the indebtedness may be prepaid in part or in full on the last or first day of any calendar month without the consent of the Holder and without prepayment premium if HUD determines that prepayment will avoid a mortgage insurance claim and is therefore in the best interest of the Federal Government.

4.             The provisions of Paragraph 2 of this Allonge #1 shall not apply and no prepayment premium shall be collected by the Holder with respect to any prepayment which is made by or on behalf of Maker from insurance proceeds as a result of damage to the property or condemnation awards which may, at the option of the Holder, be applied to reduce the indebtedness evidenced by the Note pursuant to the terms of the Mortgage given of even date to secure the indebtedness evidenced by the Note.

5.             If any partial prepayment occurs as provided in Paragraph 3 hereof, the remaining payments due on this Note may, at the option of the Holder and with the consent of the Commissioner, be recast such that required monthly payments of principal and interest shall be in equal amounts sufficient to amortize the balance then due under this Note over the remaining term thereof.

[SIGNATURE FOLLOWS ON SUCCEEDING PAGE]

SIGNATURE PAGE TO ALLONGE #1 TO MORTGAGE NOTE OF HEARTH & HOME
OF VANDALIA, INC. (“Maker”) TO RED MORTGAGE CAPITAL, LLC (“Holder”)

MAKER:

HEARTH & HOME OF VANDALIA, INC.
an Ohio corporation

By:	/s/ David A. Tenwick
David A. Tenwick

END OF ALLONGE #1

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